                                                                                                       Exhibit 31.2

                                             CERTIFICATION PURSUANT TO
                             SECTION 13a-15 OF THE SECURITIES AND EXCHANGE ACT OF 1934
                                              AS ADOPTED PURSUANT TO
                                   SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         I, Robert L. Burkhardt, certify that:

1.        I have reviewed this quarterly report on Form 10-Q of U.S. Can Corporation;

2.       Based on my knowledge,  this quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officers and I are  responsible  for  establishing  and  maintaining disclosure  controls and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and have:

                      (a)      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                      (b)      Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                      (c)      Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions);

                       (a)     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                        (b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

         Date: May 18, 2005

            /s/ Robert L. Burkhardt
            -----------------------
         Robert L. Burkhardt
         Vice President and Controller
         (principal financial officer)